                                 EXHIBIT 10.20

        Purchase and Sale Agreement and Escrow Instructions dated March
         2, 1995, by and between Weddington Investment Partnership and
          City National Bank for purchase of property located at 12515
                  Ventura Boulevard, Studio City, California

                          PURCHASE AND SALE AGREEMENT
                                      AND
                              ESCROW INSTRUCTIONS


       This PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS is made and
  entered into this   2nd   day of  March   , 1995, by and between WEDDINGTON
                    -------        ---------
  INVESTMENT PARTNERSHIP, a California general partnership, ("Seller"), and CITY NATIONAL BANK, a national banking association, ("Purchaser").

                                  DECLARATIONS

       1.   Description of Property.
            -----------------------

       The property to be purchased by Purchaser from Seller is that certain real property located at 12515 Ventura Boulevard, Studio City, California, as more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference, hereinafter referred to as the "Property".

       2.   Purchase Price.
            --------------

       The purchase price (the "Purchase Price") for the Property shall be Five Hundred Twenty-Five Thousand Dollars ($525,000.00), which purchase price shall be payable in cash or other immediately available funds.

       3.   Payment of Purchase Price.
            -------------------------

       The Purchase Price shall be paid by Purchaser to Seller as follows:

            (a) Deposit. Concurrent with the execution of this Agreement,
                -------
  Purchaser shall pay the sum of One Hundred Fifty Thousand Dollars ($150,000.00) to Seller outside of escrow, hereinafter referred to as the "Deposit". The Deposit shall be invested in an interest-bearing account with any interest accruing thereon to be credited toward the Purchase Price.
  Escrow Holder shall not be concerned with the payment of the Deposit, however, Escrow Holder shall credit the Deposit against the Purchase Price at the close of escrow. Notwithstanding the foregoing, if the subject escrow does not close, the Deposit shall be subject to the liquidated damages provisions of Paragraph 12 of this Agreement.

            (b) Final Deposit to Escrow.  On or before the close of escrow,
                -----------------------
  Purchaser shall deposit in escrow the entire remaining balance of the Purchase Price, plus all amounts due by Purchaser as closing costs pursuant to Paragraph 6, and as otherwise required of Purchaser to close this transaction made the subject of this Agreement.

       4.   Escrow.
            ------

       The transaction made the subject of this Agreement shall be consummated through an escrow at Stewart Title, 505 North Brand Boulevard, Suite 1200, Glendale, California 91203, which shall act as "Escrow Holder". Within three
  (3) days after the date of execution of this Agreement by Purchaser and Seller, Purchaser and Seller shall each deliver one (1) duly executed counterpart of this Agreement to Escrow Holder with instructions that Escrow Holder shall open the subject escrow. Escrow shall be deemed to be opened on that date on which Escrow Holder first holds a fully-executed copy (or counterparts) of this Agreement. This Agreement shall constitute escrow instructions for Escrow Holder. Escrow Holder may, but shall not be obligated to, prepare such additional or supplemental instructions as it deems appropriate, including, but not limited to, provisions for its own benefit and protection, and which Purchaser and Seller shall be obligated to execute, but in no event shall any such instructions contradict or amend the terms of this Agreement which shall govern and prevail. The close of escrow shall mean the date when the grant deed is recorded conveying the Property from Seller to Purchaser as provided herein, and the close of escrow shall occur thirty (30) days from the date hereof, or earlier, upon the mutual written agreement of Purchaser and Seller (hereinafter referred to as the "Closing Date").

       5.   Title to Property.
            -----------------

            (a) Title.  Purchaser shall have the right to approve the status of
                -----
  title to the Property. Escrow Holder shall obtain and deliver to Purchaser and Seller, at Seller's expense, a preliminary title report, (hereinafter referred to as the "Preliminary Title Report"), dated not earlier than the opening of escrow, from Stewart Title, (hereinafter referred to as the "Title Company"), describing the Property, together with full copies of all documents referred to in such Preliminary Title Report. Within ten (10) business days following receipt of the Preliminary Title Report, including copies of all documents referred to therein, Purchaser shall give written notice to Seller (hereinafter referred to as the "Notice of Defect") specifying the matters shown therein, if any, which are reasonably disapproved by Purchaser (each such matter referred to herein as a "Disapproved Exception"). The failure of Purchaser to give written notice of approval or disapproval of the Preliminary Title Report or of any matter or matters shown therein within the ten (10) day period of time provided therefore shall be deemed to constitute Purchaser's approval of the Preliminary Title Report and of each of the matters shown therein. If any Disapproved Exception cannot be cured prior to the close of escrow, Purchaser shall have the election of (i) terminating the escrow or
  (ii) accepting the Property subject to any such matter(s).   If Purchaser so
  elects to terminate the escrow, this Agreement shall be considered null and void and Purchaser's Deposit shall be returned to Purchaser, without offset or deduction, except that Purchaser shall pay the cancellation charges required to be paid to the Escrow Holder and Title Company and such amount may be deducted from the Deposit. A Disapproved Exception specified in the Notice of Defect shall be considered to have been cured if such defect shall be removed from the record of the title of the Property or the Title Company shall agree to issue its title insurance policy without the matter being reflected as an exception therein.

            (b) Title Policy.  The Title Company must commit to issue, at the
                ------------
  close of escrow, an ALTA policy of title insurance insuring fee ownership of the Property in the name of Purchaser in the amount of the Purchase Price, without deletions or exceptions other than current and non-delinquent taxes and assessments, and those other items which have been approved or deemed approved by Purchaser pursuant to subparagraph (a) of this Paragraph 5 (although it is understood that the title insurance policy will be delivered after the close of escrow.)

       6.   Costs and Prorations.
            --------------------

            (a) Costs.  Seller and Purchaser shall each pay their own attorneys'
                -----
  fees and costs incurred in this transaction and one-half (1/2) of all recording charges, the escrow fees, the cost of the title report and title insurance policy, and all miscellaneous charges and expenses; provided, however, Purchaser shall pay the premium for the ALTA portion of the title policy and the survey in connection therewith.

            (b) Prorations.  Escrow Holder shall prorate lease rental to close
                ----------
  of escrow. Property taxes, premiums on insurance accepted by Purchaser, and all other customary costs subject to proration between Seller and Purchaser as of the close of escrow shall be the responsibility of Purchaser, pursuant to Purchaser's existing obligation as Lessee of the Property pursuant to that certain Lease, dated April 5, 1960, between Seller, as successor-in-interest to Weddington Investment Company, Inc., and Purchaser, as successor-in-interest to Studio City Bank (hereinafter, the "Lease").

       7.   Purchaser's Acknowledgements.
            ----------------------------

       Purchaser acknowledges, represents and agrees that Purchaser is acquiring the Property "as is" and that Seller is making absolutely no warranties or representations, either express or implied, as to or with respect to the Property, other than warranties of title resulting from the grant deed. Purchaser acknowledges, represents and agrees that Purchaser has been leasing the subject Property for several years and that Purchaser is fully acquainted and familiar with the Property, including, but not limited to, the physical and geological condition thereof and the fact that several gas and/or fuel storage tanks were previously located at an adjacent site to the Property and that the ground water and soil located on the Property was, and still remains, contaminated as a result thereof. Seller makes absolutely no warranties, either expressed or implied, with respect to the ground water and soil located on the Property.

       8.   Indemnification.
            ---------------

       Purchaser hereby agrees to indemnify, defend and protect Seller, and to hold Seller harmless, from and against, all claims, causes of action, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, (collectively, "Claims"), incurred or suffered at any time by Seller relating to or in any way connected with the physical condition of the Property and the improvements thereon, including, but not limited to, (a) the presence on the Property of any substance, materials or products which may be an environmental hazard or may be determined to be a hazardous waste or substance, including, but not limited to, asbestos, petroleum, polychlorinated biphenyls, flammable explosives, radioactive materials, formaldehyde, radon gas, lead-based paint, or any material containing or constituting the foregoing; and (b) any past, present or future violation(s) of Environmental Laws (as hereinafter defined). "Environmental Laws" shall mean any federal, state, or local law, statute, ordinance, or regulation which imposes any liability or disability on any owner, occupant, lender, mortgagee, or party in interest or which places any restriction on the ownership, occupancy, transferability, or use of any real property by reason of any presence or use of or occurrence regarding any hazardous waste or substance, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") 42 U.S.C. Section 9601 et seq., as amended by Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Pub. L. 99-499, 100 Stat. 1613, the Resource, Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901 et seq., the Clean Air Act ("CAA"), P.L. 84-159, as amended by Pub. L. 98-213, 42 U.S.C. Section 7401 et seq., The Federal Water Pollution Control Act (as amended by the Clean Water Act of 1977 ("CWA")), 33 U.S.C. Section 1251 et seq., the Toxic Substances Control Act of 1976 ("TSCA") 15 U.S.C.
  Section 2601 et seq., and any modifications, amendments, and successors to any of the foregoing. Purchaser's indemnification of Seller shall encompass any and all Claims incurred by Seller, whether made directly against Seller, or otherwise, and notwithstanding that any such Claims may be related to events which occurred prior to the Closing Date. The indemnification pursuant to this
  Section 8 shall be continuing and shall survive the close of escrow.

       9.   Representations and Warranties.
            ------------------------------

            (a) Representations and Warranties of Seller.
                ----------------------------------------

            Seller makes the following representations and warranties to
  Purchaser:

                  (i) Seller has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby; and

                  (ii) This Agreement is valid and binding on Seller in accordance with the terms hereof, and, to the best of Seller's knowledge, the performance by Seller hereunder shall not cause a breach or violation of or a default under, any statute, regulation, agreement, order, instrument, rule or regulation by which Seller is bound or constrained.

            (b) Representations and Warranties of Purchaser.
                -------------------------------------------

            Purchaser makes the following representations and warranties to
  Seller:

                  (i) Purchaser has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby; and

                  (ii) This Agreement is valid and binding on Purchaser in accordance with the terms hereof, and, to the best of Purchaser's knowledge, the performance by Purchaser hereunder shall not cause a breach or violation of or a default under, any statute, regulation, agreement, order, instrument, rule or regulation by which Purchaser is bound or constrained.

       10.  Deliveries Through Escrow.
            -------------------------

            (a) Seller's Deliveries.  Seller shall deliver to Escrow Holder,
                -------------------
  prior to the Closing Date, the following documents and items, each of which shall be fully executed and acknowledged where appropriate:

                  (i) Grant Deed. A grant deed in recordable form conveying fee
                      ----------
  title to the Property to Purchaser; and

                  (ii) Other Documents.  All other documents reasonably
                        ---------------
  required by this Agreement or Escrow Holder to complete this transaction.

            (b) Purchaser's Deliveries.  Purchaser shall deliver to Escrow
                ----------------------
  Holder, prior to the Closing Date, the following payments, documents and items, each of which shall be fully executed and acknowledged where appropriate:

                    (i) Cash Payment. The cash payment provided for in Paragraph
                        ------------
  3(b); and

                    (ii) Closing Costs. An additional cash payment equal to
                         -------------
  Purchaser's share of the costs incurred in connection with this escrow and any net prorations charged to Purchaser; and

                    (iii) Other Documents.  All other payments and documents
                          ---------------
  reasonably required by this Agreement or Escrow Holder to complete this transaction.

     11.  Closing of Escrow.
            -----------------

             (a) Conditions to Close Escrow. Escrow Holder shall close the
                 --------------------------
  escrow on he Closing Date provided that:

                       (i) Neither Seller nor Purchaser has previously notified Escrow Holder in writing that the other party hereto is in breach under this Agreement; and

                       (ii) Escrow Holder is in possession of all documents, monies and other items which it needs to close the transaction contemplated hereunder; and

                       (iii) Title Company has committed to issue its standard ALTA Policy of Title Insurance, with liability in the amount of the Purchase Price, insuring title to the Property vested in Purchaser, subject only to:

                              (A) General and special taxes and assessments not
  then delinquent; and

                              (B) Those matters, conditions and exceptions set
  forth in the Preliminary Title Report referred to in Paragraph 5, except as to any of those matters, conditions and exceptions which are properly disapproved of by Purchaser as provided in said Paragraph 5.

            (b) Closing of Escrow.  Escrow Holder shall close the escrow by
                -----------------
  taking the following actions on the Closing Date:

                  (i)  Dating all undated documents as of the Closing Date; and

                  (ii)  Recording the grant deed to the Property; and

                   (iii) Delivering to Seller the cash portion of the Purchase Price, after taking into account any charges attributable to Seller; and

                   (iv) Recording such other documents and taking such other actions as may be necessary to close this escrow.

       As soon as is practical after the Closing Date, Escrow Holder shall deliver the title insurance policy to Purchaser.

       12.  Liquidated Damages.
            ------------------

       THE PARTIES ACKNOWLEDGE THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY PRIOR TO SIGNING THIS AGREEMENT, THE AMOUNT OF DAMAGES WHICH WOULD BE SUFFERED BY SELLER IN THE EVENT OF PURCHASER'S BREACH OR DEFAULT OF ITS OBLIGATIONS UNDER THIS AGREEMENT. ACCORDINGLY, IF PURCHASER BREACHES THIS AGREEMENT, OR IF PURCHASER DEFAULTS IN ANY OF ITS OBLIGATIONS HEREUNDER, SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF THE DEPOSIT, INCLUDING ALL INTEREST ACCRUED THEREON. UPON PAYMENT OR TENDER OF SAID SUMS TO SELLER, THE SAME SHALL CONSTITUTE THE FULL AND FINAL SATISFACTION OF ALL OF SELLER'S RIGHTS AGAINST PURCHASER UNDER THIS AGREEMENT. AS USED IN THIS PROVISION THE TERM "SELLER" MEANS WEDDINGTON INVESTMENT PARTNERSHIP AND THE TERM "PURCHASER" MEANS CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION.


  Initial here:


             /s/BWB
           ----------------
  Seller:  /s/GWMcC               Purchaser:  /s/RS
         ----------------                   -------------



       13.  Tax Deferred Exchange.
            ---------------------

       Purchaser shall accommodate Seller in a tax-deferred IRC Section 1031 exchange, provided that said exchange is at no cost (and no liability) to Purchaser.

       Instead of the sale of the Property by Seller to Purchaser, Seller shall have the right (a) to locate one or more parcels of other real property for the purpose of effecting a tax-deferred exchange under Section 1031 of the Internal Revenue Code of the Property, and (b) to arrange for the terms of the acquisition of such other real property from the owner(s) thereof.

       If Seller does locate such other real property or enters into an exchange agreement with the owner(s) thereof or other third parties and notifies Purchaser in writing of the same, then, at Seller's option:

            (a) Purchaser shall enter into one or more written contracts with the owner(s) of such other real property to purchase the same and to transfer the ownership thereof to Seller in consideration of, and concurrent with, the transfer of the Property to Purchaser; or

            (b) Purchaser shall enter into one or more exchange agreements with the owner(s) of such other real property or other third parties and, on the acquisition of that other real property, or as otherwise therein provided, those parties shall transfer the ownership of the Property to Purchaser in accordance with the terms and provisions of sale set forth in this Agreement. Purchaser agrees to accept title to the Property from such owner(s) or other third parties.

       In no event shall Purchaser be required to make a total payment for the exchange property, including all costs and expenses of Purchaser with respect thereto, in excess of the payment that would otherwise have been made by Purchaser hereunder had Purchaser completed the purchase of the Property from Seller without participating in an exchange.

       Purchaser shall make a good faith diligent effort to acquire the exchange property (the "Exchange Property") when Seller has located it and negotiated its purchase and prepared all necessary documents, or to accept title to the Property from the owner(s) of the exchange real property or other third party(ies).

       Seller shall be required to sell the Property to Purchaser and Purchaser shall be required to purchase the Property from Seller for the price and upon the terms set forth in this Agreement only if Seller is unable to locate exchange property and Purchaser is unable to acquire it, or Seller is unable to make arrangements for title to the Property to be transferred to Purchaser through a third party, within the time period provided for in this Agreement for the Close of Escrow as set forth above. If through no fault or lack of performance by Purchaser the intended exchange is not completed on or before the final close of escrow otherwise provided for in this Agreement, Seller agrees to transfer title to the Property to Purchaser on that date under the terms and provisions of sale otherwise set forth in this Agreement.

       Purchaser shall execute such instruments and documents and take such actions as may be deemed reasonably necessary to effect the exchange transactions contemplated hereby. In the event of an exchange being made instead of a purchase, Purchaser shall pay to Seller a sum equal to the difference, if any, between the total payment that would otherwise be made to Seller for a purchase hereunder and the total payment made to the owner(s) or third party(ies), including all of Purchaser's costs, including, but not limited to, costs of escrow, title insurance premiums, documentary transfer taxes, prorations and real estate brokerage commissions, spent to acquire the other exchange properties, all of which payments shall be approved by Seller before Purchaser enters into any agreement or agreements of purchase with the owner(s) of the exchange properties or any third party(ies). Seller shall prepare all documents necessary for said exchange.

       Seller agrees to hold Purchaser harmless from and against any and all liability, damages or costs, including reasonable attorneys' fees, that may arise from Purchaser's participation in the exchange. Without limiting the generality of the foregoing, Seller hereby agrees to indemnify, defend and protect Purchaser, and to hold Purchaser harmless, from and against, all claims, causes of action, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, (collectively, "Claims"), incurred or suffered at any time by Purchaser relating to or in any way connected with the Exchange Property, including, but not limited to, (a) the presence on the Exchange Property of any substance, materials or products which may be an environmental hazard or may be determined to be a hazardous waste or substance, including, but not limited to, asbestos, petroleum, polychlorinated biphenyls, flammable explosives, radioactive materials, formaldehyde, radon gas, lead-based paint, or any material containing or constituting the foregoing; and (b) any past, present or future violation(s) of Environmental Laws (as defined in Paragraph 8) in connection with the Exchange Property. The indemnification pursuant to this
  Section 13 shall be continuing and shall survive the close of escrow.

       14.  Notices.
            -------

       No notice, request, demand, instruction or other document to be given hereunder to any party shall be effective for any purpose unless personally delivered to the party at the appropriate address set forth below (in which event such notice shall be deemed effective only upon such delivery) or when delivered by mail, sent by registered or certified mail, postage prepaid, return receipt requested, as follows:


       (a)  If to Purchaser: CITY NATIONAL BANK
                                 9696 Wilshire Boulevard
                                 Beverly Hills, California  90210
                                 Attn:Roberta Swan, Executive Vice
                                      President & Senior Operations
                                      Officer
       with a copy to:           CITY NATIONAL BANK
                                 Legal Department
                                 400 North Roxbury Drive, 5th Floor
                                 Beverly Hills, California  90210
                                 Attn: General Counsel


       (b) If to Seller:         WEDDINGTON INVESTMENT PARTNERSHIP
                                 11222 Weddington Street
                                 North Hollywood, CA  91601
                                 Attn: Guy Weddington McCreary


       with a copy to:           Anderson, Ablon, Lewis & Gale
                                 Suite 2000
                                 3435 Wilshire Blvd.
                                 Los Angeles, CA  90010
                                 Attn: Robert E. Lewis, Esq.



       A copy of any notice given prior to the close of escrow shall also be given to Escrow Holder at its address as set forth in Paragraph 4, and shall refer to Escrow Holder's subject escrow number.

       Notices mailed as hereinabove provided shall be deemed to have been given forty-eight (48) hours after the deposit of same in any United States Post Office mailbox in the state to which the notice is addressed, or seventy-two
  (72) hours after deposit in any such post office box other than in the state to which the notice is addressed. Notice shall not be deemed given unless and until notice shall be deemed given to all addressees to whom notice must be sent. The address and addressees, for the purpose of this Paragraph 14, may be changed by the giving of written notice of such change in the manner herein provided for the giving of notice. Unless and until such written notice is deemed received, the last addresses and addressees stated by written notice, or provided herein if no written notice of change has been sent or received, shall be deemed to continue in effect for all purposes hereunder.

       15.  DOT Application.
            ---------------

       Concurrent with the execution of this Agreement by Seller and Purchaser, Seller shall execute and deliver to Purchaser that certain Los Angeles Department of Transportation Application (the "DOT Application") regarding the Ventura/Cahuenga Boulevard Corridor Specific Plan Ordinance Number 166,560, a copy of which is attached hereto as Exhibit "B". Notwithstanding the foregoing, in the event that the transaction made the subject of this Agreement should not close for any reason whatsoever by the Closing Date, then the parties hereto agree that Seller may take any or all actions that it may so desire in order to rescind and cancel the DOT Application, and that at Seller's request, Purchaser shall also take any and all actions as reasonably requested by Seller in order to cancel or rescind said DOT Application. The parties hereto further acknowledge and agree that, provided escrow has not closed, Seller's execution of the DOT Application shall not constitute a waiver by Seller of Seller's right to assert that Purchaser has breached the above-referenced Lease, dated April 5, 1960, between Seller, as successor-in-interest to Weddington Investment Company, Inc., and Purchaser, as successor-in-interest to Studio City Bank. If escrow shall close, the parties hereby agree that each party hereby releases and forever discharges the other party for any claim or liability in connection with the above-referenced Lease, and all issues related thereto.

       16.  Assignment.
            ----------

       City National Bank shall have the right to assign its rights and obligations under this Agreement to any wholly-owned subsidiary thereof; provided, however, City National Bank shall continue to be and shall remain fully liable for its obligations under this Agreement. References in this Agreement to Purchaser shall be deemed to include any such subsidiary of Purchaser to which Purchaser may have assigned its rights and obligations hereunder.

       17.  Commissions.
            -----------

       Each party hereto expressly represents and warrants to each other party hereto, that no broker, salesman, finder or other person or entity has been engaged by it in connection with the transactions contemplated by this Agreement, or to its knowledge is in any way connected with this transaction; and, in the event of any claim for any broker's, salesman's or finder's fee or other such fees or commissions in connection with the negotiation, execution or consummation of this Agreement, or of any of the transactions contemplated hereby, each party hereto shall indemnify, save harmless and defend each and every other party to this Agreement from and against any such claim if it shall be based on any statement, representation or agreement shown to have been made by such party.

       18.  Miscellaneous Provisions.
            ------------------------

            (a) Time.  It is agreed that time is of the essence in this
                ----
  Agreement.

            (b) Attorneys' Fees.  If legal action is commenced to enforce or to
                ---------------
  declare the effect of any provision of this Agreement, the court as part of its judgment shall award reasonable attorneys' fees (including reasonable attorneys' fees for in-house counsel) and costs to the prevailing party.

            (c) No Waiver.  The waiver by one party of the performance of any
                ---------
  covenant, condition or promise of the other party shall not invalidate this Agreement nor shall it be considered to be a waiver by such party of any other covenant, condition or promise hereunder of such other party. The waiver by one party of the time for the other party to perform any act shall not constitute a waiver of the time for such other party to perform any other act or an identical act required to be performed at a later time.

       (d) Construction.  As used in this Agreement, the masculine, feminine or
           ------------
  neuter genders and the singular or plural numbers shall each be deemed to include the other(s) whenever the context so indicates. This Agreement shall be construed as a whole and in accordance with its fair meaning, the captions being for the convenience of the parties only and not intended to describe or define the provisions in the portions of the Agreement to which they pertain.

       (e) Entire Agreement.  This Agreement contains the entire agreement
           ----------------
  between the parties respecting the matters herein set forth and supersedes all prior offers, negotiations and agreements between the parties hereto with respect to such matters.

       (f) Survival.  Each of the agreements, warranties, and representations
           --------
  contained herein shall survive the close of escrow and the recording of the grant deed conveying Seller's interest in the Property to Purchaser.

       (g) Successors and Assigns.  This Agreement shall inure to the benefit of
           ----------------------
  and be binding upon the successors and assigns of the parties hereto.

       (h) Computation of Periods.  All periods of time referred to in this
           ----------------------
  Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that, if the date or last date to perform any act or give any notice with respect to this Agreement shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

       (i) Amendment.  This Agreement may only be modified if the modification
           ---------
  is in writing and is signed by the party against whom enforcement is sought.

       (j) Partial Invalidity. The invalidity or unenforceability of any
           ------------------
  particular provision of this Agreement shall not affect the validity or enforceability of the other provisions.

       (k) Governing Law.  This Agreement is to be governed by, and construed in
           -------------
  accordance with, the laws of the State of California.

       (l) Counterparts.  This Agreement may be executed in counterparts, each
           ------------
  of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

       IN WITNESS WHEREOF, the undersigned have each executed this Agreement in Los Angeles County, California, on the day and year first set forth above.


  CITY NATIONAL BANK,            WEDDINGTON INVESTMENT PARTNERSHIP,
  a national banking             a California general partnership
  association
                                 By:    /s/ Guy Weddington McCreary
                                       ----------------------------
  By:    /s/ Roberta Swan                 GUY WEDDINGTON McCREARY,
        -----------------
       Name: Roberta Swan                 Managing General Partner
             ------------
       Title: Exec Vice Pres
              --------------
                                 By:    /s/ Barry Becker
                                       -----------------
                                      BARRY BECKER, General Partner
  By:
       Name:
       Title:


  AGREED AND ACCEPTED:

  STEWART TITLE

  By:    /s/ Frances Butler
        -------------------
       Name: Frances Butler
             --------------
       Title: Vice President
              --------------

  Date: March 3, 1995
        -------------



  AIc:\docs\rms\wedcnb.psa(02/28/95)

                                  EXHIBIT "A"

                        REAL PROPERTY LEGAL DESCRIPTION

                                  EXHIBIT "A"


  DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

  THOSE PORTIONS OF LOT 1 OF TRACT NO. 1368 AS PER MAP RECORDED IN BOOK 18 PAGE 76 OF MAPS AND LOT 214 OF TRACT NO. 1000 AS PER MAP RECORDED IN BOOK 19 PAGE 3, ET. SEQ., OF MAPS, IN THE CITY OF LOS ANGELES, BOTH RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

  BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF SAID LOT 1 AND THE SOUTHWESTERLY LINE OF VALLEYHEART DRIVE AS DESCRIBED IN A DEED TO THE LOS ANGELES FLOOD CONTROL DISTRICT IN BOOK D-35565 PAGE 321, OFFICIAL RECORDS OF SAID COUNTY; THENCE SOUTH 0 DEGREES 02' 20" WEST ALONG SAID WESTERLY LINE
  210.46 FEET TO THE CURVED NORTHERLY LINE OF VENTURA BOULEVARD AS SHOWN IN LOS ANGELES CITY ENGINEER FIELD BOOK 14037 PAGE 4, A RADIAL LINE TO SAID POINT BEARS SOUTH 19 DEGREES 06' 12" WEST, SAID CURVE IS CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 889.67 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 24 DEGREES 35' 01" AN ARC LENGTH OF 381.73 FEET TO THE EASTERLY TERMINUS THEREOF; THENCE CONTINUING ALONG SAID NORTHERLY LINE AND TANGENT TO LAST MENTIONED CURVE SOUTH 46 DEGREES 18' 47" EAST 291.72 FEET TO THE BEGINNING OF A TANGENT CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 1085.00 FEET; THENCE CONTINUING ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 25 DEGREES 23' 19" AN ARC LENGTH OF 480.78 FEET TO THE TRUE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE CONTINUING ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 14 DEGREES 37' 39" AN ARC LENGTH OF 277.00 FEET TO THE BEGINNING OF A COMPOUND CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 20.00 FEET, SAID CURVE IS ALSO TANGENT AT ITS NORTHERLY TERMINUS WITH A LINE THAT IS PARALLEL WITH AND DISTANT 40.00 FEET WESTERLY FROM THE CENTER LINE OF WHITSETT AVENUE AS IT NOW EXISTS; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 93 DEGREES 41' 52" AN ARC LENGTH OF 32.70 FEET TO THE NORTHERLY TERMINUS IN SAID PARALLEL LINE; THENCE NORTH 0 DEGREES 01' 37" WEST ALONG SAID PARALLEL LINE 92.10 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 20.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 82 DEGREES 23' 05" AN ARC LENGTH OF 28.77 FEET TO TERMINATE AT A POINT IN THE SAID SOUTHWESTERLY LINE OF VALLEYHEART DRIVE, SAID POINT BEING THE BEGINNING OF A REVERSE CURVE, CONCAVE NORTHERLY HAVING A RADIUS OF 501.55 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE AND SOUTHWESTERLY LINE THROUGH A CENTRAL ANGLE OF 23 DEGREES 23' 48" AN ARC LENGTH OF 204.81 FEET; THENCE SOUTH 29 DEGREES 34' 31" WEST 168.28 FEET TO THE TRUE POINT OF BEGINNING.

                                  EXHIBIT "B"

                                DOT APPLICATION

                    Los Angeles Department of Transportation
                               19040 Vanowen St.
                                Reseda, CA 91335
                 ______________________________________________
               Ventura/Cahuenga Boulevard Corridor Specific Plan
                            Ordinance Number 166,560

  1.   DOT Case Number ___________________  Application Fee $400.--
                                                            -------

  2.   Property Address 12515 VENTURA BLVD
                        ------------------------

       Community  STUDIO CITY  LOS ANGELES
                  ------------------------

  3.   BUSINESS OWNER INFORMATION

       Name & Company  CITY NATIONAL BANK
                       ------------------

       Address  400 NORTH ROXBURY DRIVE BEVERLY HILLS CA 90210
                ----------------------------------------------

       Phone #   (310)  888-6454  ?
                -------------------

  4.   PROJECT DESCRIPTION

       Current use and square footage:  ONE STORY BANK BUILDING
       SUSTAINED MAJOR STRUCTURAL DAMAGE AND WAS REMOVED

       Proposed use and square footage:  REMOTE TRANSACTION FACILITY
            WALK/UP DRIVE-UP STATION & ATM STATION  455 SQ. FT.
            ANY FUTURE BUILDING PLAN ARE UNKNOWN AT THIS TIME.

  5.   SIGNATURE OF APPLICANT _____________________________________________

                       Date _____________________

       By signing applicant hereby declares that the information presented is true and accurate.

  6.   DOT USE ONLY - TRIP FEE CALCULATIONS, IF APPLICABLE

       Exempt _____________  Fees due before signoff  _______________



  Received at DOT by _________________________________  Date __________________